[GRAPHIC OMITTED][GRAPHIC OMITTED]


                                Chase Growth Fund
                          300 Preston Avenue, Suite 403
                         Charlottesville, VA 22902-5091
                               Investment Advisor:
                                 (434) 293-9104
                              Shareholder Services:
                           (toll free) (888) 861-7556

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



               Table of Contents

Risk/Return Summary............................................................2

Fund Performance...............................................................3

Fees and Expenses of the Fund..................................................4

Management of the Fund.........................................................5

Account Information............................................................7

How to Invest..................................................................8

Earnings and Taxes............................................................11

Financial Highlights..........................................................12

Privacy Notice.................................................Inside Back Cover

For More Information..................................................Back Cover


More detailed information on all subjects covered in this prospectus is contained in the Fund's Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.




                               Risk/Return Summary

Investment Objective

The Fund seeks growth of capital as its investment objective. The objective of the Fund may be changed only with shareholder approval.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in common stocks of domestic companies with large market capitalizations of $10 billion and above. The Advisor screens a universe of approximately 5,000 companies generally seeking stocks with average annual growth rates of earnings per share exceeding 10% and increases in earnings per share in seven or more of the past ten years. From this group of securities and others, the Advisor selects securities appropriate for the Fund's portfolio using quantitative, fundamental and technical analysis. The fundamental factors considered include a security's growth of earnings per share and return on equity, the debt to equity ratio, reinvestment rate and price/ earnings ratio. Technical factors considered include relative strength, unusual volume, price momentum and volatility, and insider transactions. Analysts employed by the Advisor rely on both internal and external research sources and on contact with management of companies being considered.

In buying and selling portfolio securities, the Advisor sets its initial price targets. The Advisor continuously reviews prices and adjusts its targets in response to changes in fundamental and technical factors. The existence of alternative securities that the Advisor considers to be more attractive is an added consideration in deciding whether to sell portfolio securities.

At the discretion of the Advisor, the Fund may invest up to 50% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Types of Securities

The Fund invests primarily in the following securities:

    o   Common Stock;
    o   Convertible Securities;
    o   American, European and Global Depositary Receipts

Please review the SAI for further descriptions of these securities.

                          Principal Risks of Investing

You may lose money by investing in the Fund. Other principal risks you should consider include:

Market Decline - A company's stock price or the overall stock market may experience a sudden decline.

Foreign Security Risk - The Fund may invest in foreign securities through depositary receipts. Securities of foreign companies may involve greater volatility and political and economic risks.

Who May Want to Invest

The Fund is intended for investors who:

     o Are willing to hold their shares for a long period of time (e.g., in preparation for retirement);
     o Are diversifying their investment portfolio by investing in a mutual fund that invests in large cap companies; and/or
     o Are willing to accept higher short-term risk in exchange for a higher potential for long-term total return.


                                Fund Performance

The following performance information indicates some of the risks and returns of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average returns over time compared with broad-based market indices and an index that measures the performance of funds that have a similar investment objective as the Fund. The Fund has added the Russell 1000 Growth Index and the Lipper Large Cap Growth Funds Index to the performance table. The Russell 1000 Growth Index is comprised of stocks with a greater-than-average growth orientation and is frequently used as a benchmark for growth stock managers. The Lipper Large Cap Growth Funds Index is comprised of funds with an investment objective similar to that of the fund. Past performance is no guarantee of future results.


Calendar Year Total Returns

During the period of time displayed in the bar chart, the Fund's best quarter was Q4, 1998, up 23.69% and its worst quarter was Q1, 2001, down -10.06%.


[CHART]

1998:   29.64%
1999:   26.65%
2000:    2.93%
2001:  -13.73%

Average Annual Total Returns
as of December 31, 2001
----------------------------
                                                            Since Inception
                                              1 Year           (12/2/97)
                                              ------            -------

Chase Growth Fund.............................. -13.73%           10.21%
S&P 500 Composite Stock Price Index*........... -11.87%            5.53%
Russell 1000 Growth Index**.................... -20.42%            3.17%
Lipper Large Cap Growth Funds Index***......... -23.87%            2.85%

----------------------------------------------------------
* The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.
** The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasts growth rates.
*** The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.

                          Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases............................None
Maximum deferred sales charge (load)........................................None
Redemption fee (as a percentage of amount redeemed)*.......................2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Investment Advisory Fees...................................................1.00%
Other Expenses............................................................ 0.57%
                                                                           ----
Total Annual Fund Operating Expenses.......................................1.57%
                                                                           ----

Fee Waiver and/or Expense Reimbursement**............................... (0.09)%
                                                                          ----

Net Expenses.............................................................. 1.48%
                                                                           =====

----------------------------------
* The redemption fee applies only to those shares that you have held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
** The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 1.48%. This contract's term is indefinite and may be terminated only by the Board of Trustees. If the Advisor waives any of its fees or pays Fund expenses, the Fund may reimburse the Advisor in future years.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 year               3 years             5 years           10 years
        $151                  $468               $808              $1,768


                             Management of the Fund

The Investment Advisor

The registered investment advisor of the Fund is Chase Investment Counsel Corp., 300 Preston Avenue, Suite 403, Charlottesville, VA 22902-5091. The Advisor, and a predecessor proprietorship, have provided asset management services to individual and institutional investors since 1957. As of December 31, 2001, the Advisor managed approximately $1.3 billion in assets. The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. For the fiscal year ended September 30, 2001, the Advisor received advisory fees of 0.91% of the Fund's average daily net assets, net of waiver.

The Portfolio Managers

Mr. Derwood S. Chase, Jr. and Mr. David B. Scott are principally responsible for the portfolio management of the Fund. Mr. Chase, who controls the Advisor, has been President of the Advisor since its founding and has been active in the investment field professionally for more than forty years. Mr. Scott, who has been Senior Vice President of the Advisor since February 1997, has been active professionally in the investment field for more than twenty-four years. Mr. Scott joined the Advisor as a Vice President in March 1994.


Prior Performance of the Advisor,  Chase Investment  Counsel Corp.

The following table sets forth composite performance data relating to the historical performance of private institutional accounts managed by the Advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Advisor. A complete list and description of the composites is available from the Advisor.

The composite performance data shown below were calculated in accordance with industry standards. All returns presented were calculated on a total return basis and include all dividends and interest, including accrued dividends and accrued interest on money market funds and realized and unrealized gains and losses. All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by private institutional accounts of the Advisor without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Advisor's composite includes all actual, fee-paying, discretionary private institutional accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The monthly returns of the Advisor's composite combined the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed 10% of an account's current value) by asset-weighting each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively.

The private institutional accounts that are included in the Advisor's composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or the Internal Revenue Code. Consequently the performance results for the Advisor's composite could have been adversely affected if the private institutional accounts included in the composite had been regulated as investment companies. In addition, the operating expenses incurred by the private institutional accounts were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the composite are greater than what Fund performance would have been.

The investment returns of the Advisor's composite presented below have been reviewed and verified by an independent auditing firm for the years December 31, 1993 through 2000, but they are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.


Total Returns:                                          Years Ended, December 31
                 Annualized Cumulative  2001    2000   1999   1998   1997   1996   1995   1994   1993   1992  1991

Advisors Equity     16.14%  418.57%   -14.19%   0.99%  30.67% 37.00% 38.18% 23.01% 28.47% -8.60% 15.85% 3.31% 39.84%
Composite

S&P 500**           14.42%  340.31%   -11.90%  -9.12%  21.05% 28.59% 33.36% 22.92% 37.50%  1.33% 10.09% 7.52% 30.64%

Russell 1000        13.26%  293.50%   -20.42% -22.43%  33.16% 38.71% 30.49% 23.13% 37.19%  2.66%  2.90% 5.00% 41.16%
Growth**

Number of Portfolios                    19        19      14     15     14     13     11     11     7      7     3

End of Period
Composite Assets (Millions)            622.7   612.5   508.0  434.5  320.8  239.4  205.7  151.9  127.2  154.0  84.7

End of Period
Percentage of Total Assets              45%      59%     51%    53%    51%    49%    48%    40%    28%    34%   22%
Represented by the
Composite***

Asset Weighted Dispersion of           0.67%   1.45%   2.16%  2.25%  1.54%  1.06%  2.05%  0.62%  3.32% 2.63%  2.65%
Returns

---------------------

* The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represented the broad domestic economy.
** The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasts growth rates.
*** The figures shown represent assets that were managed by the Advisor using similar investment techniques as those used to manage the Fund's portfolio.


                               Account Information

How the Fund's Shares are Purchased

Shares are priced at net asset value ("NAV"). The NAV is calculated by adding the value of all securities and other assets of the Fund, subtracting the liabilities and dividing the net amount by the number of outstanding shares. In calculating the NAV, the Fund's securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at their fair market value determined in good faith by or under the supervision of the Board of Trustees of the Advisors Series Trust.

When the Fund's Shares are Priced
The NAV is calculated after the closing of trading on the New York Stock Exchange ("NYSE") every day that the NYSE is open. The NAV is not calculated on days that the NYSE is closed for trading. If the Fund receives your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays. If your order and payment are received after the NYSE has closed, your shares will be priced at the next NAV calculated after receipt of your order. For further information, please see the section "How to Invest" and the SAI.

                                  How to Invest

Opening a New Account
You may purchase shares of the Fund by mail, by wire or through certain investment brokers. An Application Form accompanies this Prospectus. Please use the Application Form when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares, you may call an account representative of the Fund toll-free at (888) 861-7556.

Purchasing Shares by Mail

Please complete the attached Application Form and mail it with a personal check, payable to the Chase Growth Fund to the Fund's Shareholder Servicing Agent, Fund Services, Inc. at the following address:

    Chase Growth Fund
    c/o Fund Services, Inc.
    Post Office Box 26305
    Richmond, VA 23260


You may not send Application Forms via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your Application Form and check to the Fund's Custodian at the following address:

    Chase Growth Fund
    c/o Fund Services, Inc.
    1500 Forest Ave., Ste. 111
    Richmond, VA 23229


Purchasing Shares by Wire

To order by wire, you must have a wire account number. Please call the Fund toll-free at (888) 861-7556 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive this account number. If you send your purchase by wire without the account number, your order will be delayed. You will be asked to fax your Application Form.

Once you have the account number, your bank or other financial institution may send the wire to the Fund's Custodian with the following instructions:


    Sun Trust Bank
    Richmond, VA
    ABA#061000104
    For credit to Fund Services, Inc.
    A/C #201277395
    For further credit to:
    Investor's account number
    Name(s) of the investor(s)

    Name of the Fund to be purchased.

Your bank or financial institution may charge a fee for sending the wire to the Fund.

Purchasing Through an Investment Broker

You may buy and sell shares through the Fund's approved brokers and their agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Fund may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus. Please contact your broker to see if they are an approved broker of the Fund for additional information.

Minimum Investments

Your initial purchase must be at least $2,000. Exceptions may be made at the Fund's discretion.

Additional Investments

Additional purchases may be made for $250 or more. Exceptions may be made at the Fund's discretion. You may purchase additional shares of the Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed above. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement.

You may also make additional purchases by wire or through a Broker. Please follow the procedures described above under the headings "Purchasing Shares by Wire" or "Purchasing Shares Through an Investment Broker."

Minimum Account Balance

Due to the relatively high cost of managing small accounts, if the value of your account falls below $500, the Fund may redeem your shares. However, the Fund will give you 30 days' written notice to give you time to add to your account and avoid involuntary redemption of your shares. The Board of Trustees of the Fund believes this policy to be in the best interests of all shareholders.

Selling Your Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Your redemption may result in realized gain or loss for tax purposes. Your shares will be sold at the next net asset value calculated for the Fund after receiving your order. You may sell your shares by mail, wire or through a Broker. The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transactions costs that are borne by all the Fund's shareholders. For this reason, the Fund will assess a 2.00% fee on the redemption of Fund shares purchased and held for less than 60 days. This fee is paid to the Fund to help offset transactions costs and administrative expenses.

Selling Your Shares by Mail

You may redeem your shares by sending a written request to the Fund. You must give your account number and state the number of shares you wish to sell. You must sign the written request. If the account is in the name of more than one person, each shareholder must sign the written request. Send your written request to the Fund at:


    Chase Growth Fund
    c/o Fund Services, Inc.
    Post Office Box 26305
    Richmond, VA 23260


If the dollar amount of your redemption exceeds $100,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other NASD member firms.

Selling Your Shares by Telephone
If you completed the "Redemption by Telephone" section of the Fund's Application Form, you may sell your shares by calling the Shareholder Servicing Agent toll free at (888) 861-7556. Your redemption will be mailed or wired according to your instructions, on the next business day to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund.
Telephone redemptions may not be made for retirement accounts. The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed.

You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (not a notarization). The Fund may modify or terminate your telephone privileges after giving you 60 days' notice. Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Automatic Investment Plan
You may make regular monthly investments in the Fund using the Automatic Investment Plan. You may arrange for your bank or financial institution to transfer a predetermined amount (but not less than $250). When the Fund receives the transfer the Fund will invest the amount in additional shares of the Fund at the next calculated net asset value. You may request an Application for the Automatic Investment Plan by calling the Fund toll free at (888) 861-7556. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.

Automatic Withdrawal Plan
You may request that a predetermined amount be sent to you each month or quarter. Your account must have a value of at least $10,000 for you to be eligible to participate in the Automatic Withdrawal Plan. The minimum withdrawal is $50. You may request an Application for the Automatic Withdrawal Plan by calling the Fund toll-free at (888) 861-7556. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.

Other Policies
Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Application Form is received by a Fund. If you did not purchase your shares with a certified check or wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may waive the minimum investment requirements for purchases by certain groups or retirement plans. All investments must be made in U.S. funds, and checks must be drawn on U.S. banks. Third party checks are not accepted. The Fund may charge you if your check is returned for insufficient funds. The Fund reserves the right to reject any investment, in whole or in part. The IRS requires that you provide the Fund or your Broker with a taxpayer identification number and other information upon opening an account. You must specify whether you are subject to backup withholding. Otherwise, you may be subject to backup withholding tax.

                               Earnings and Taxes

Dividends and Distributions
Income dividends and capital gain distributions are normally declared and paid by the Fund to its shareholders in December of each year. The Fund may also make periodic dividend payments and distributions at other times in its discretion.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

Taxes
The  Fund  is  required  by  Internal   Revenue   Service  rules  to  distribute
substantially all of its net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending upon the length of time the Fund holds its assets. You will be notified at least annually about the tax consequences of distributions made each year. The Fund's dividends and distributions, whether received in cash or reinvested, may be taxable. Any redemption of Fund shares will be treated as a sale and any gain on the transaction may be taxable. Additional information about tax issues relating to the Fund may be found in the SAI. Please consult your tax advisor about the potential tax consequences of investing in the Fund.


                              Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance during the past periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the years ending after September 30, 1998 has been audited by PricewaterhouseCoopers LLP, independent accounts. The information for the period ended September 30, 1998 has been audited by other independent auditors. PricewaterhouseCooper LLP's reports and the Fund's financial statements are included in the Fund's annual report which is available upon request.

For a share outstanding throughout each period

---------------------------------------------------------------------------------------------------------

                                                                  Year Ended            December 2, 1997*
                                                                 September 30,              through
                                                          2001         2000    1999      September 30,
                                                                                             1998

---------------------------------------------------------------------------------------------------------

Net asset value, beginning of period..................... $17.69     $13.66    $10.68      $10.00
Income from investment operations:
         Net investment income/(loss)..................     0.05      (0.01)    (0.05)      (0.01)
         Net realized and unrealized gain/(loss)
                  on investments........................   (3.28)      4.04      3.03        0.70
                                                           ------      ----      ----        ----
Total from investment operations........................   (3.23)      4.03      2.98        0.69
                                                           ------      ----      ----        ----

Less distributions:
         From net investment income..................      (0.01)      0.00      0.00       (0.01)
         From net realized gain..........................  (0.22)      0.00      0.00        0.00
                                                           ------      ----      ----        ----
Total distributions......................................  (0.23)      0.00      0.00       (0.01)
                                                           ------      ----      ----       ------

Net asset value, end of period........................... $14.23     $17.69    $13.66      $10.68
                                                           ======     ======    ======      ======

Total return                                              (18.47%)    29.50%    27.90%       6.91%++
Ratios/supplemental data:
Net assets, end of period (thousands)....................  $33,922   $23,131    $9,140      $4,010

Ratio of expenses to average net assets:
         Before expense reimbursement................       1.57%      1.70%     2.37%       3.98%+
         After expense reimbursement..................      1.48%      1.48%     1.48%       1.47%+
Ratio of net investment income/(loss) to average net assets:
         After expense reimbursement..................      0.34%     (0.06%)   (0.59%)     (0.17%)+
Portfolio turnover rate....................................94.48%     73.94%    61.83%      54.49%

* Commencement of operations.
+ Annualized.
++Not annualized.

                        Advisor

            Chase Investment Counsel Corp.
             300 Preston Avenue, Suite 403
         Charlottesville, Virginia 22902-5091


                      Distributor

               Quasar Distributors, LLC
                615 E. Michigan Street
                  Milwaukee, WI 53202


                       Custodian

       U.S. Bank Institutional Custody Services
                   425 Walnut Street
                 Cincinnati, OH 45202


                    Transfer Agent


                  Fund Services, Inc.
                 Post Office Box 26305
                  Richmond, VA 23260



                Independent Accountants

              PricewaterhouseCoopers LLP
              1177 Avenue of the Americas
               New York, New York 10036


                     Legal Counsel

         Paul, Hastings, Janofsky & Walker LLP
               55 Second Street 24th Fl.
         San Francisco, California 94105-3441





                                 PRIVACY NOTICE

The Fund, the Advisor and the Distributor collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.




                                Chase Growth Fund
                        a Series of Advisors Series Trust

For More Information

For more information please log on to the Fund's website at http://www.chaseinv.com The Statement of Additional Information (SAI), incorporated by reference in this prospectus, includes additional information about the Fund. The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The annual report includes a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during its last fiscal year. To request your free copy of the SAI or shareholder reports, or to request other information, please call toll free (888) 861-7556 or write to the Fund:

                                Chase Growth Fund

                             c/o Fund Services, Inc.
                              Post Office Box 26305
                               Richmond, VA 23260



You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov, or
o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                                                    (The Trust's SEC File Number
                                                                   is 811-07959)

CHASE GROWTH FUND


                                   Prospectus
                                January 28, 2002

                                (As Supplemented
                                October 7, 2002)